Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

BTD Capital Fund (DIP)
(the “Fund”)
November 21, 2023
Supplement to the Summary Prospectus, Prospectus,
and Statement of Additional Information (“SAI”), as supplemented, each dated December 9, 2022
Effective December 1, 2023, the fee paid by the Fund to the Adviser has been reduced to an annual rate of 0.75% of the Fund’s average daily net assets. All references to the fee in the Fund’s Summary Prospectus, Prospectus, and SAI are revised to reflect the reduced amount.
In addition, effective December 1, 2023, the fee paid by the Adviser to the Sub-Adviser has been reduced to 0.66% on the first $200 million in net assets and 0.63% on net assets greater than $200 million. All references to the fee in the Fund’s Prospectus and SAI are revised to reflect the reduced amount.
The following information replaces the sections of the Summary Prospectus and Prospectus entitled “Fees and Expenses of the Fund” and “Expense Example”:
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Acquired Fund Fees and Expenses[3]	0.04%
Total Annual Fund Operating Expenses	0.79%
1 Restated to reflect the Fund’s contractual management fee effective December 1, 2023.
2 Estimated for the current fiscal year.
3Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. AFFE is estimated for the current fiscal year. Total Annual Fund Operating Expenses will not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights will include only the direct operating expenses incurred by the Fund and exclude AFFE.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$81	$252

Please retain this Supplement with your Summary Prospectus, Prospectus, and Statement of Additional Information for future reference.